MFS(R) FLOATING RATE HIGH INCOME FUND

                      Supplement to the Current Prospectus

Effective January 5, 2005, through March 31, 2005, MFS and MFD have voluntarily agreed to waive their respective management fees and distribution and service (12b-1) fees from the fund, and MFS has voluntarily agreed to bear all of the fund's "Other Expenses." Effective April 1, 2005 through December 31, 2005, MFS has contractually agreed to bear the fund's expenses such that "Other Expenses" do not exceed 0.10% annually. Effective January 1, 2006, through December 31, 2006, MFS has contractually agreed to bear the fund's expenses such that "Other Expenses" do not exceed 0.40% annually.


                The date of this Supplement is January 27, 2005.